UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2008

Renegy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 West Warner Road, Suite 132, Tempe, AZ	85284
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (480) 556-5555

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 31, 2008, Renegy Holdings, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2007. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)   The following exhibits are furnished herewith:

99.1                     Press Release of Renegy Holdings, Inc. dated March 31, 2008 entitled Renegy
                            Reports Fourth Quarter and Year End 2007 Financial Results and Announces
                            Snowflake Biomass Plant Milestones

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renegy Holdings, Inc. (Registrant)
March 31, 2008 (Date)	/s/ ROBERT W. ZACK Robert W. Zack Chief Financial Officer

EXHIBIT INDEX

Exhibit No.         Description

99.1                     Press Release of Renegy Holdings, Inc. dated March 31, 2008 entitled Renegy
                            Reports Fourth Quarter and Year End 2007 Financial Results and Announces
                            Snowflake Biomass Plant Milestones